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                                                                   EXHIBIT 99(A)
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                        HOUSTON INDUSTRIES INCORPORATED
         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  P         The undersigned hereby appoints Don D. Jordan, R. Steve
        Letbetter and Lee W. Hogan, and each of them, as proxies with full
  R power of substitution, to vote as designated below all shares of common stock held by the undersigned, at the Special Meeting of
  O     Shareholders of Houston Industries Incorporated to be held on
                  , 1996 at   AM (CST) in the [Auditorium of Houston
  X Industries Plaza, 1111 Louisiana Street], Houston, Texas, or any adjournment thereof, and with discretionary authority to vote on
  Y all other matters that may properly come before the special meeting.

            PROPOSAL TO APPROVE AND ADOPT THE AGREEMENT AND PLAN OF MERGER, dated as of August 11, 1996, by and among Houston Industries Incorporated, its subsidiaries Houston Lighting & Power Company and HI Merger, Inc., and NorAm Energy Corp. and the transactions contemplated thereby.

                 FOR / /          AGAINST / /          ABSTAIN / /

                            (continued on reverse side)
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        IF YOU WISH TO VOTE IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE
        BOARD OF DIRECTORS, YOU MAY JUST SIGN AND DATE BELOW AND MAIL IN THE POSTAGE-PAID ENVELOPE PROVIDED. SPECIFIC CHOICES MAY BE MADE ON THE REVERSE SIDE. IN THE ABSENCE OF INSTRUCTIONS TO THE CONTRARY,
  P THE SHARES REPRESENTED WILL BE VOTED IN ACCORDANCE WITH THE BOARD'S RECOMMENDATION TO APPROVE THE AGREEMENT AND PLAN OF MERGER.
  R
                                               Dated:   , 1996
  O
                                               Signature:
  X
                                               Signature:
  Y
                                               (Note: Please sign exactly
                                               as name(s) appears hereon.
                                               Joint owners should each
                                               sign. When signing as
                                               attorney, executor,
                                               administrator, trustee or
                                               guardian, please give full
                                               title.)

                                               DO YOU PLAN TO ATTEND
                                               THE SPECIAL MEETING?

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*  PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY *
*    CARD PROMPTLY USING THE ENCLOSED ENVELOPE   *
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